Exhibit 99.1

Fortune Brands Announces Governance and Leadership Updates

Company Initiates Comprehensive CEO Search Process

David Barry Appointed Interim CEO

Ed Garden Appointed to Board of Directors

Company to Include Proposal in Proxy Statement to Eliminate Classification of the Board

DEERFIELD, Ill. – March 16, 2026 – Fortune Brands Innovations, Inc. (NYSE: FBIN or “Fortune Brands” or the “Company”), today announced a series of governance and leadership updates:

•	The Board has launched a comprehensive search process, with the assistance of a leading executive search firm, to identify the Company’s next Chief Executive Officer;

•	Amit Banati has decided to step aside and will no longer assume the role of CEO in May. He has also stepped down from the Board;

•	David Barry, President of Security and Connected Products, has been appointed to serve as Interim CEO, effective immediately. Nicholas Fink has accelerated his planned departure from the Company; and

•

The Board has appointed Ed Garden, Founding Partner and CEO of Garden Investments, as a director in connection with a cooperation agreement entered into with Garden Investments (the “Cooperation Agreement”). Mr. Garden will join the Board’s Compensation Committee and Nominating and Governance Committee.

Leadership Transition

“I want to thank Amit. The Board asked him to step in as CEO and use his proven skills and familiarity with Fortune Brands to accelerate change. In dialogue with certain shareholders, we have now decided to commence a comprehensive search process, with the assistance of a leading executive search firm to identify the next CEO of Fortune Brands, and Amit has decided to step aside. We greatly appreciate Amit for all he has done for Fortune Brands over the past six years — his commitment to serving shareholders has never wavered. He is an incredible leader and operator, and we wish him all the best,” said Susan Saltzbart Kilsby, Chair of the Board of Fortune Brands.

“In the interim period, Dave Barry, who was CFO until 2025 and more recently served as President of Security and Connected Products, will help guide us forward and maintain the continuity we need to continue to deliver for our customers and all of our stakeholders. Dave has been at the Company for over a decade in a variety of roles and he is the ideal executive to lead us through this interim period.”

Mr. Banati said, “My time on the Fortune Brands Board has given me a deep appreciation for the strength of this Company and the talented people across the organization who are dedicated to high quality products and superior customer service. I wish the Fortune Brands Board, management and employees all the best moving forward.”

Board and Governance Updates

Ms. Kilsby continued, “We welcome Ed Garden to the Board and look forward to working together as the Board elects its new CEO and helps Fortune Brands sharpen its operational focus and build on the foundation already in place. We are confident that his expertise will be a valuable addition to the Board as we continue driving transformation across the business while navigating the headwinds affecting the industry.”

Ed Garden, Founding Partner and CEO of Garden Investments, said, “Fortune Brands is a company with incredible brands, advantaged market positions, and significant long-term potential. I’ve appreciated the constructive dialogue with the Board and it is clear that we share a common goal of delivering stronger performance and unlocking substantial value for all shareholders.”

The proxy statement will contain a Company proposal that shareholders approve amendments to the Company’s Amended and Restated Certificate of Incorporation to eliminate the classification of the Board of Directors.

The Cooperation Agreement with Garden Investments will be filed in a Current Report on Form 8-K with the U.S. Securities and Exchange Commission.

CFO Transition

Jonathan Baksht, Chief Financial Officer, has stepped down, effective immediately. Ashley George, the Company’s SVP of Finance and Business Unit CFO, has been appointed to serve as Interim CFO until a permanent successor is identified.

Ms. Kilsby concluded, “I would also like to thank Jon for his contributions to Fortune Brands. Ashley has extensive experience across our Company’s financial operations, including overseeing FP&A, supply chain functions and commercial functions, and will bring a deep understanding of our global business as Interim CFO.”

Full-Year 2026 Outlook

As Mr. Barry and the management team continue to review the business, it is anticipated that management will provide an update on the Company’s full-year 2026 outlook on the first quarter earnings call. While macroeconomic and geopolitical headwinds have intensified, the financial and operational fundamentals of Fortune Brands remain strong, and the Company is well positioned to capitalize on the opportunities ahead as the industry recovers.

Today’s leadership updates are not the result of any disagreements with the Company on any matter relating to the Company’s operations, finances, policies, or practices, including accounting principles and financial disclosures.

Advisors

Goldman Sachs & Co. LLC, Jefferies LLC and Consello are serving as financial advisors to Fortune Brands. Wachtell, Lipton, Rosen & Katz is serving as legal advisor. Collected Strategies is serving as strategic communications advisor.

LDG Advisory is serving as strategic advisor, and Willkie Farr & Gallagher LLP is serving as legal advisor to Garden Investments.

About Fortune Brands Innovations

Fortune Brands Innovations, Inc. (NYSE: FBIN) is an industry-leading home, security and digital products company whose purpose is to elevate every life by transforming spaces into havens. The Company makes innovative products for residential and commercial environments, with a growing focus on digital solutions and products that add luxury, contribute to safety and enhance sustainability. The Company’s trusted brands include Moen, House of Rohl, Aqualisa, SpringWell, Therma-Tru, Larson, Fiberon, Master Lock, SentrySafe and Yale residential. Learn more at www.fbin.com.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations for our business, operations, financial performance or financial condition, including any earnings guidance or projections of the Company, projected revenue or expense synergies, in addition to statements regarding expected impacts from organizational and leadership changes, our expectations for the markets in which we operate, general business strategies, the market potential of our brands, and other matters that are not historical in nature. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “outlook,”

“positioned,” “confident,” “opportunity,” “focus,” “on track” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may,” and “could” are generally forward-looking in nature and not historical facts. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on current expectations, estimates, assumptions and projections of our management about our industry, business and future financial results, available at the time this press release is issued. Although we believe that these statements are based on reasonable assumptions, they are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those indicated in such statements. These and other factors are discussed in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 27, 2025 and our other filings with the Securities and Exchange Commission. We undertake no obligation to, and expressly disclaim any such obligation to, update or clarify any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, new information or changes to future results over time or otherwise, except as required by law.

Investor Contact

Curt Worthington

Investor.Questions@fbin.com

Media Contact

Dan Moore / Nick Lamplough

Collected Strategies

FBIN-CS@collectedstrategies.com